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                                                       EXHIBIT 4.1
[LOGO]
NUMBER
SHARES
TTM
INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON
CUSIP 87305R 10 9
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT
is the record holder of
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE
PER SHARE, OF
TTM TECHNOLOGIES, INC.
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
[Stacey M. Peterson]
CHIEF FINANCIAL OFFICER
[Seal]
[Kent Alder]
CHIEF EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR BY
AUTHORIZED SIGNATURE


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TTM TECHNOLOGIES, INC.
THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MUST BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION.
Keep this Certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM     -as tenants in common
TEN ENT     -as tenants by the entireties
JT TEN      -as joint tenants with right
of survivorship and not as
tenants in common
UNIF GIFT MIN ACT - Custodian
(Cust) (Minor)
under Uniform Gifts to Minors
Act
(State)
UNIF TRF MIN ACT- Custodian (until age    )
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.
For Value Received,     hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE(S) Shares represented by the within Certificate, and do hereby irrevocably constitute and
appoint       Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
Dated
In presence of
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.
Signature(s) Guaranteed
By
THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM)
PURSUANT TO S.E.C. RULE 17Ad-15.